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                                                                    Exhibit 99.1
                                    AGREEMENT

          This will confirm the agreement by and among all the undersigned that the Amendment No. 1 filed on or about this date with respect to the beneficial ownership of the undersigned of common shares of beneficial interest of Daleen Technologies, Inc. is being filed on behalf of each of the entities named below. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  May 18, 2004

                                          QUADRANGLE CAPITAL PARTNERS LP

                                          By: Quadrangle GP Investors LP,
                                              its General Partner


                                          By: Quadrangle GP Investors LLC,
                                              its General Partner


                                          By: /s/ Michael Huber
                                              ----------------------------------
                                              Name:  Michael Huber
                                              Title:  Managing Member


                                          QUADRANGLE SELECT PARTNERS LP

                                          By: Quadrangle GP Investors LP,
                                              its General Partner


                                          By: Quadrangle GP Investors LLC,
                                              its General Partner


                                          By: /s/ Michael Huber
                                              ----------------------------------
                                              Name:  Michael Huber
                                              Title:  Managing Member

                                       17

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                                         QUADRANGLE CAPITAL PARTNERS-A, LP

                                         By: Quadrangle GP Investors LP,
                                             its General Partner


                                         By: Quadrangle GP Investors LLC,
                                             its General Partner


                                         By: /s/ Michael Huber
                                             -----------------------------------
                                             Name:  Michael Huber
                                             Title:  Managing Member


                                         QUADRANGLE GP INVESTORS, LP

                                         By: Quadrangle GP Investors LLC,
                                             its General Partner


                                         By: /s/ Michael Huber
                                             -----------------------------------
                                             Name:  Michael Huber
                                             Title:  Managing Member


                                         QUADRANGLE GP INVESTORS LLC

                                         By: /s/ Michael Huber
                                             -----------------------------------
                                             Name:  Michael Huber
                                             Title: Managing Member

                                       18